                           SUBSIDIARIES OF REGISTRANT
                                  EXHIBIT 21.1
                    SUBSIDIARIES OF MIRANT NORTH AMERICA, LLC
     The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.

                                                                                JURISDICTION
                                                                                     OF
NAME OF COMPANY                                                                 ORGANIZATION
---------------                                                                 ------------
Mirant North America, LLC                                                         Delaware
   New MAEM Holdco, LLC                                                           Delaware
      Mirant Americas Development, LLC                                             Georgia
         Mirant Americas Development Capital, LLC                                 Delaware
      Mirant Americas Production Company, LLC                                     Delaware
         Mirant Americas Energy Capital, LP                                       Delaware
         (99% - Mirant Americas Production Company, LLC; 1% - Mirant Americas
            Development, LLC)
            Mirant Americas Energy Capital Assets, LLC                            Delaware
         Mirant Americas Energy Marketing, LP                                     Delaware
         (99% - Mirant Americas Production Company, LLC; 1% - Mirant Americas
            Development, LLC)
            Mirant Americas Gas Marketing I, LLC                                  Delaware
            Mirant Americas Gas Marketing II, LLC                                 Delaware
            Mirant Americas Gas Marketing III, LLC                                Delaware
            Mirant Americas Gas Marketing IV, LLC                                 Delaware
            Mirant Americas Gas Marketing V, LLC                                  Delaware
            Mirant Americas Gas Marketing VI, LLC                                 Delaware
            Mirant Americas Gas Marketing VII, LLC                                Delaware
            Mirant Americas Gas Marketing VIII, LLC                               Delaware
            Mirant Americas Gas Marketing IX, LLC                                 Delaware
            Mirant Americas Gas Marketing X, LLC                                  Delaware
            Mirant Americas Gas Marketing XI, LLC                                 Delaware
            Mirant Americas Gas Marketing XII, LLC                                Delaware
            Mirant Americas Gas Marketing XIII, LLC                               Delaware
            Mirant Americas Gas Marketing XIV, LLC                                Delaware
            Mirant Americas Gas Marketing XV, LLC                                 Delaware
            Mirant Americas Retail Energy Marketing, LP                           Delaware
            (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas
               Development, LLC)
      Mirant North America Escrow, LLC                                            Delaware
         MNA Finance Corp.                                                        Delaware
      Mirant Energy Trading, LLC                                                  Delaware
      Mirant California, LLC                                                      Delaware
         Mirant Delta, LLC                                                        Delaware
         Mirant Potrero, LLC                                                      Delaware
      Mirant Canal, LLC                                                           Delaware
      Mirant Kendall, LLC                                                         Delaware
      Mirant New York, Inc.                                                       Delaware
         Mirant Bowline, LLC                                                      Delaware
         Mirant Lovett, LLC                                                       Delaware
         Mirant NY-Gen, LLC                                                       Delaware
         Hudson Valley Gas Corporation                                            New York
      Mirant Mid-Atlantic, LLC                                                    Delaware

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
                                                                                JURISDICTION
                                                                                     OF
NAME OF COMPANY                                                                 ORGANIZATION
---------------                                                                 ------------
         Mirant Chalk Point, LLC                                                  Delaware
            Mirant Potomac River, LLC                                             Delaware
      Mirant MD Ash Management, LLC                                               Delaware
      Mirant Piney Point, LLC                                                     Delaware
   Mirant Special Procurement, Inc.                                               Delaware
   Mirant Texas Management, LLC                                                   Delaware
      Mirant Texas, LP                                                            Delaware
      (1% - Mirant Texas Management, LLC; 99% - Mirant North America, LLC)
      MLW Development, LLC                                                        Delaware
      (1% - Mirant Texas Management, LLC; 99% - Mirant North America, LLC)
   Mirant Zeeland, LLC                                                            Delaware


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